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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                   --------

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
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
Date of Report (Date of earliest event reported):  December 4, 1998 (November 19, 1998)
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                      MRS. FIELDS' ORIGINAL COOKIES, INC.
                      -----------------------------------
             (Exact name of Registrant as specified in its charter)

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
                 DELAWARE                                    333-45179                       87-0552899
----------------------------------------------       -----------------------      ---------------------------------
(State or other jurisdiction of incorporation)       (Commission File Number)     (IRS Employer Identification No.)


  2855 East Cottonwood Parkway, Suite 400
          Salt Lake City, Utah                                                               84121-7050
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  (Address of principal executive offices)                                                   (Zip Code)


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Registrant's telephone number, including area code: (801) 736-5600


                              NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
--------------------------------------------

        On November 19, 1998, Mrs. Fields' Original Cookies, Inc., a Delaware corporation (the "Company"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 19, 1998 by and among Pretzelmaker Holdings, Inc. ("PHI"), and the holders of all outstanding capital stock of PHI, (collectively the "Sellers") and the Company, acquired all of the outstanding capital stock of the Sellers for $5,739,000 and assumed liabilities totaling $1,299,000. The transaction was financed with Sellers' Notes that will be paid by the Company in installments through January 4, 1999. Of the assumed indebtedness, $722,000 also will be paid by the Company in installments through January 4 1999. The Sellers' Notes are secured by all of the outstanding capital stock of PHI.

        The foregoing summary should be read in conjunction with and is qualified by reference to the Stock Purchase Agreement, which is set forth as an exhibit to this report and incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

ITEM 7 (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                -----------------------------------------
        The financial statements required by this item are not included with this report because it is impracticable to provide them at the time of this filing. The financial statements will be filed by amendment not later than 60 days after the date this report is filed.


ITEM 7 (b)      PRO FORMA FINANCIAL INFORMATION
                -------------------------------

        The pro forma financial information required by this item is not included with this report because it is impracticable to provide it at the time of this filing. The pro forma financial information will be filed by amendment not later than 60 days after the date this report is filed.


ITEM 7 (c)      EXHIBITS
                --------

Exhibit 2.1 Stock Purchase Agreement, dated as of November 19, 1998, among Mrs. Fields' Original Cookies, Inc., as Buyer, Pretzelmaker Holdings, Inc., and the holders of all the outstanding stock of Pretzelmaker Holdings, Inc., collectively as Sellers (schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          MRS. FIELDS' ORIGINAL COOKIES, INC.


Date:  December 4, 1998                   /s/ L. Tim Pierce
                                          --------------------------------------
                                          L. Tim Pierce, Chief Financial Officer

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                                 EXHIBIT INDEX

Item 7 (c)      EXHIBITS
                --------

Exhibit 2.1 Stock Purchase Agreement, dated as of November 19, 1998, among Mrs. Fields' Original Cookies, Inc., as Buyer, Pretzelmaker Holdings, Inc., and the holders of all the outstanding stock of Pretzelmaker Holdings, Inc., collectively as Sellers (schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)